CFT7455 Phase 1/2 Cohort A Data Investor Call American Association for Cancer Research Annual Meeting 2022 Abstract CT186 April 8, 2022 Exhibit 99.2

Forward-looking Statements The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise.  Intellectual Property C4 Therapeutics, Inc. owns various registered and unregistered trademarks in the U.S. and internationally, including, without limitation, C4 THERAPEUTICS, our housemark logo, the name of our TORPEDO platform, and the names of our BIDAC and MONODAC degrader products.  All trademarks or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. Forward-looking Statements and Intellectual Property ©  2022 C4 Therapeutics, Inc. 2

Today’s Agenda ©  2022 C4 Therapeutics, Inc. 3

Robust Pipeline of Degrader Medicines Pursuing Meaningful Targets Enrolling Recommended Phase 2 Dose Initiate Phase 1 trial Submit IND application and initiate Phase 1 trial Complete IND-enabling activities 4 targets 5 targets 1 target through March 2023 ©  2022 C4 Therapeutics, Inc. 4 Number of targets represents the total number of active or potentially active research programs remaining under the applicable collaboration

New Orleans Convention Center, La Nouvelle Orleans
APRIL 8–13 • #AACR22

C4T Presentations at AACR Annual Meeting 2022

AACR American Association for Cancer Research®
ANNUAL MEETING 2022 New Orleans



Jim Henderson, Ph.D.,

Vice President of Chemistry, C4 Therapeutics

Abstract Number: 7922, Oral

Time: Monday, 4/11/22, 10:15 AM –11:45 AM CT

Location: La Nouvelle Orleans A-B

Session: New Drugs on the Horizon: Part 3

"The Discovery and Characterization of CFT7455: A potent, selective degrader of IKZF1/3 for the treatment of relapsed/refractory multiple myeloma"



Kate Jackson, Ph.D.,

Senior Director of Chemistry, C4 Therapeutics

Abstract Number: 7756, Oral

Time: Sunday, 4/10/22, 3:00 PM – 4:30 PM CT

Location: La Nouvelle Orleans A-B

Session: New Drugs on the Horizon: Part 2

"The Discovery and Characterization of CFT8634: A Potent and Selective Degrader of BRD9 for the treatment of SMARCB1-Perturbed Cancers"



Mathew Sowa, Ph.D.,

Senior Director, Proteomics and Ubiquitin Proteasome System Biology, C4 Therapeutics

Abstract Number: 2158, Oral

Time: Monday, 4/11/22, 2:30 PM – 4:30 PM CT

Location: Great Hall AD

Session: Emerging New Anticancer Agents

"Preclinical Evaluation of CFT1946 as a Selective Degrader of Mutant BRAF for the Treatment of BRAF Driven Cancers"



Chris Nasveschuk, Ph.D.,

Senior Vice President, Chemistry, C4 Therapeutics

Time: Friday, 4/8/22, 5:50 PM 5:30 PM CT

Location: New Orleans Theater A

Session: Targeted Protein Degradation: Access to New Medicines by Drugging Challenging Targets

"Targeted Protein Degradation: Access to New Medicines by Drugging Challenging Targets"



Sagar Lonial, M.D., FACP

Chief Medical Officer Winship Cancer Institute of Emory University; Professor and Chair, Dept. Hematology and Medical Oncology, Emory University School of Medicine

Abstract Number: CT186, Poster

Time: Tuesday, 4/12/22, 9:00 AM - 12:30 PM CT

Location: Exhibit Halls D-H, Poster Section 33

"Pharmacokinetic (PK) Profile of a Novel IKZF1/3 Degrader, CFT7455, Enables Significant Potency Advantage over Other IKZF1/3 Degraders in Models of Multiple Myeloma (MM) and the Results of the Initial Treatment Cohort from a First-in-Human (FIH) Phase 1/2 Study of CFT7455 in MM"

Advancing Multiple Oncology Programs to Patients ©  2022 C4 Therapeutics, Inc. 6

CFT7455: Potent Small Molecule IKZF1/3 Degrader with Enhanced Catalytic & Pharmacologic Properties

- IKZF1/3 are transcription factors required for cancer cell growth and survival in multiple myeloma (MM)
- Approved IMiDs (lenalidomide, pomalidomide) are widely used in MM treatment and are IKZF1/3 degraders
- Relapsed/refractory MM remains a high unmet medical need

Goal: Develop an IKZF1/3 Monofunctional Degradation Activating Compound (MonoDAC) with these properties:

- Class-leading catalytic activity to enable potent, rapid, and deep target degradation
- High binding affinity to overcome IMiD resistance
- Selective to reduce off-target liabilities
- Pharmacologic profile that enables sustained IKZF1/3 degradation


IKZF3
IKZF1
Ub
IKZF3
Ub
IKZF1
Ub
CRBN
DDB1
E2
RBX1
CUL4
CFT7455
E3 Ubiquitin Ligase Complex
IKZF1
IKZF3
IKZF1, IKZF3 degradation
Death of myeloma cells

CRBN, cereblon; CUL4, cullin 4; DDB1, DNA damage-binding protein 1; IKZF1/3, Ikaros family zinc finger proteins 1 and 3; IMiD, immunomodulatory imide drug; monoDAC, monofunctional degradation activating compound; MM, multiple myeloma; RBX1, ring box protein 1; Ub, ubiquitin.

C4 Therapeutics
© 2022 C4 Therapeutics, Inc. 7

High Catalytic Activity of CFT7455 Improves Activity in H929 MM Cells Compared to Pomalidomide* ©  2022 C4 Therapeutics, Inc. 8 *Pomalidomide is an approved IKZF1/3 degrader while CC-220, CC-92480 and CFT7455 are all investigational compounds. C4 Therapeutics data on file.  Binding Affinity (FP) Degradation Kinetics MM Cell Viability Catalytic activity enhancement resulted in >1000-fold improvement in potency vs. Pomalidomide Key Takeaway:

In comparison to CC-92480, CFT7455 achieves equivalent efficacy at 1/100th of the dose In the NCI-H929 xenograft model, 100 μg/kg/day of CFT7455 resulted in durable tumor regressions CFT7455 Demonstrates Superior Efficacy in NCI-H929 MM Xenograft Model QD Dosing No Drug Administered CFT7455 vs. Comparators CFT7455 Results in Durable Complete Regression ©  2022 C4 Therapeutics, Inc. 9 Key Takeaways:

CFT7455 is Highly Efficacious in a Model of Systemic Multiple Myeloma CFT7455 vs Comparators in a Model of Systemic MM ©  2022 C4 Therapeutics, Inc. 10 Day 14 *Mouse missing in CFT7455 100 µg/kg group due to changes unrelated to treatment or disease

CFT7455 and CC-92480* Tumor and Plasma Concentrations Degradation Kinetics for CFT7455, CC-92480 and Pomalidomide *CC-92480 was created in-house based on compound described in: Hansen JD, et al. J Med Chem. 2020;63(13):6648-6676.  Single Dose PK/PD in H929 Xenografts Differentiates CFT7455 from CC-92480  ©  2022 C4 Therapeutics, Inc. 11

Pharmacokinetic (PK) Profile of a Novel IKZF1/3 Degrader, CFT7455, Enables Significant Potency Advantage over Other IKZF1/3 Degraders in Models of Multiple Myeloma (MM) and the Results of the Initial Treatment Cohort from a First-in-Human (FIH) Phase 1/2 Study of CFT7455 in MM Sagar Lonial, MD, FACP1, Shambavi Richard, MD2, Jeffrey V. Matous, MD3, Andrew J. Yee, MD4, Urvi A. Shah, MD5, Neha Mehta-Shah, MD, MSCI6, Thomas Martin, MD7, Eli Muchtar, MD8, Sikander Ailawadhi, MD9, Paul G. Richardson, MD10, Manisha Bhutani, MD11, Samantha Perino, B.S.12, Jason Kirby, MSc12, Roman V. Agafonov, PhD12, Prasoon Chaturvedi, PhD12, Bradley Class, MSc12, Matthew Schnaderbeck, PhD12, Michael R. Palmer, PhD12, Cathleen Gorman, MSc.12, Oliver Schoenborn-Kellenberger, MSc12, Amanda Hoerres, PharmD12, Stewart L. Fisher, PhD12, Roy M. Pollock, PhD12, Adam Crystal, MD, PhD12, Michelle Mahler, MD12 and Jesus G. Berdeja, MD13

CFT7455 Phase 1/2 Trial Design



Phase 1 Dose Escalation
Phase 2 Expansion
Cohort A:
Monotherapy[1]
R/R Multiple Myeloma & Non-Hodgkin's Lymphoma
N=5
Status: Complete
Cohort B1:
R/R Multiple Myeloma
Monotherapy
N =~15
Status: Enrolling
Cohort B2:
R/R Multiple Myeloma
Combination with
Dexamethasone[2]
N =~15
Cohort C:
Non-Hodgkin's Lymphoma
Monotherapy
N =~15
Status: Enrolling
R/R Multiple Myeloma
Monotherapy
N =~30
R/R Multiple Myeloma
Combo w/
Dexamethasone
N =~30
Mantle Cell Lymphoma
N=~20
Peripheral T-Cell
Lymphoma
N=~20

Cohorts B1 & C Enrolling Patients to Determine Recommended Phase 2 Dose

1. 28-day cycle / dose limiting toxicity (DLT) window
2. Combination therapy cohorts will open once the selected CFT7455 dose level has been cleared for safety

Note: 6–12 patient food effect enrichment cohort also included during escalation, not pictured in the schema

C4 Therapeutics
© 2022 C4 Therapeutics, Inc. 13

Cohort A Enrolled Heavily Pre-Treated and Highly Refractory MM Patients ©  2022 C4 Therapeutics, Inc. 14

Observed Steady State Exposures Suggest CFT7455 50 µg QD Achieves Efficacious Exposures Patient 4 received 50 µg for 8 days followed by 25 µg for 13 days followed by the regular 7-day rest period in Cycle 1; subsequent cycles continued at 25 µg 21 days on and 7 days off in a 28-day cycle. Data not available for Patient 5. Key Takeaways: The 50 µg dose achieved exposures which were active (and superior to pomalidomide) in pre-clinical models CFT7455 was rapidly absorbed, with a plasma half-life of approximately two days Accumulation of drug was observed up to four-fold by day 15 (360 hours) ©  2022 C4 Therapeutics, Inc. 15 QD, every day

Deep and Sustained Degradation of IKZF1/3 Observed in Cycle 1 of Single Agent CFT7455   Data not available for Patient 1 and Patient 3 due to compromised sample integrity PBMC, peripheral blood mononuclear cells Key Takeaways: IKZF3 degradation was deeper in human PBMCs at 50 and 25 μg/day than was projected based on observed pre-clinical IKZF3 degradation of ~70% at equivalent exposures ©  2022 C4 Therapeutics, Inc. 16 Patient 2 Patient 4 Patient 5 50 μg dosing 50 μg dosing 25 μg dosing 25 μg dosing

Meaningful Decreases in dFLC Achieved with Single Agent CFT7455 at Lower Exposure and Dose Than Seen with Another Investigational IKZF1/3 Degrader


Percent Change dFLC
0
-25
-50
-75
-100
0
5
10
15
20
Day 15 AUC0-24h (hr*ng/mL)
Patient 1
Patient 2
Patient 3

* Patient 4 had an increase in dFLC of 56%, however it is not plotted as exposure data is not available; Patient 5 sample was not obtained

dFLC, difference between involved FLC and uninvolved FLC

dFLC equation: [Abnormal light chain$_{baseline}$- normal light chain$_{baseline}$]- [Abnormal light chain $_{nadir}$- normal light chain $_{nadir}$] /[Abnormal light chain$_{baseline}$- normal light chain$_{baseline}$] * 100

[1] From CC-92480 PD Poster at ASCO 2020 (Abstract 8531)

Key Takeaways:

- Meaningful reduction in differences in serum free light chain (at nadir) was observed at achieved steady state exposures
- Reductions in dFLC were observed in the 3 patients for whom data is available (all dosed at 50 µg) for plotting*
- Decreases in dFLC were observed at lower exposures in comparison to other clinical stage IKZF1/3 degraders
  - CFT7455: 50 µg resulted in active exposures with reduction (>40%) in dFLC in 3 patients
  - CC-92480: 100 µg (starting dose) + dexamethasone resulted in no reduction in dFLC[1]

C4 Therapeutics

© 2022 C4 Therapeutics, Inc. 17

Responses to Single Agent CFT7455 * Patients were dose reduced from 50 μg to 25 μg Each bar represents one patient in the study. Right arrow cap indicates continued on study. dFLC, difference between iFLC and uninvolved FLC; SCR, Stringent Complete Response; CR, Complete Response; VGPR, Very Good Partial Response; PR, Partial Response; SD, Stable Disease; PD, Progressive Disease; NE, Non-evaluable; ND, Not done. ©  2022 C4 Therapeutics, Inc. 18 Across the five patients treated, a best response of SD was observed. Three patients achieved SD and two patients had a best response of PD. Patient 2 achieved a decrease in dFLC of 78%. This patient did not achieve PR due to the presence of measurable radiographically stable plasmacytomas. Week

Patient 2 Vignette: Encouraging CFT7455 Singe Agent Activity in Heavily Pre-treated, High-risk MM Patient 60-year-old female enrolled 2 June 2021 into Cohort A Diagnosed with MM (IgG κ) Jan 2017 Heavily pretreated Per IMWG response criteria, patient achieved Stable Disease: Best response of 78.1% decrease in difference between light chains at nadir Best response of 26.5% percent radiographic reduction of plasmacytomas, from baseline CR, complete response; Dara, daratumumab; Dex, dexamethasone; dFLC, difference between involved minus uninvolved serum free light chains; EMD, extramedullary disease; IKZF1/3, Ikaros family zinc finger proteins 1 and 3; IMWG, International Myeloma Working Group; KPD, carfilzomib–pomalidomide–dexamethasone; MM, multiple myeloma; PD; progressive disease; Pom, pomalidomide; PR, partial response; Rev, Revlimid; RVD, Revlimid-velcade-dexamethasone; SD, stable disease; VGPR, very good partial response.       ©  2022 C4 Therapeutics, Inc. 19

Summary of Adverse Events No Serious Adverse Events ©  2022 C4 Therapeutics, Inc.  20  *Thrombocytopenia includes the preferred term thrombocytopenia and platelet decreased

Patient 4 received 50 µg for 8 days, followed by 25 µg Patient 5 received 25 µg dose On-target Neutropenia Seen Across Patients; Most Severe at Day 21 Key Takeaways: Neutropenia tended to worsen following day 15 and recovery was incomplete during the 7-day drug holiday  The mechanism is considered due to on-target effects of degrading IKZF1 resulting in the downstream decrease in PU.1 causing transient neutrophil maturation arrest1 Two DLTs were observed at the 50 μg per day dose, both consistent with on-target activity:  Grade 4 neutropenia lasting more than 5 days A delay (more than 7 days) in initiating treatment in Cycle 2, in the setting of persistent Grade 3 neutropenia ©  2022 C4 Therapeutics, Inc. 21 Neutrophil Change Over Time DLT, dose-limiting toxicity 1 Li S, et al. Blood Adv. 2018 Mar 13;2(5):492-504.

Alternative CFT7455 Dosing Schedule Expected to Increase Therapeutic Index 22 There is insufficient time for neutrophil recovery during the 21 day on, 7 day off schedule. A 14 day on, 14 day off schedule may limit neutropenia by permitting neutrophil maturation and recovery while effecting tumor apoptosis day 1-14 and limiting tumor recovery during break ©  2022 C4 Therapeutics, Inc. Modeling Based on Initial Dosing Schedule 21 Days On, 7 Days Off Modeling Based on Planned Dosing Schedule 14 Days On, 14 Days Off Concentration at which stasis observed in H929 xenograft Concentration at which stasis observed in H929 xenograft

Pre-clinically, single agent CFT7455 demonstrates increased activity in vivo in comparison to CC-92480 CFT7455 has longer exposure compared to CC-92480, resulting in sustained IKZF1/3 degradation in pre-clinical models After 21 days of once-daily dosing, CFT7455 100 μg/kg/day resulted in durable tumor regressions for prolonged period after drug discontinuation  Clinically, CFT7455 was well absorbed with a plasma T1/2 of approximately 2 days, accumulation of drug was observed up to 4-fold by day 15 and achieved exposures at 50 μg, which are equivalent to predicted efficacious exposures from nonclinical studies On-target neutropenia was observed, including 3 patients with Grade 4 neutropenia resulting in 2 DLTs Early pharmacodynamic data suggests substantial potency and deeper degradation of the primary targets, IKZF1 and IKZF3 than initially projected at 50 μg Preliminary evidence of single agent CFT7455 activity was observed in this initial cohort of heavily pretreated MM patients, including meaningful decreases in dFLC Summary 23 ©  2022 C4 Therapeutics, Inc.

Cohorts B and C Enrolling At Starting Dose of 25 µg With Alternative Dosing Schedule



Phase 1 Dose Escalation
Phase 2 Expansion
Cohort A:
Monotherapy1
R/R Multiple Myeloma & Non-Hodgkin's Lymphoma
N=5
Status: Complete
Cohort B1:
R/R Multiple Myeloma Monotherapy
N =~15
Status: Enrolling
Cohort B2:
R/R Multiple Myeloma Combination with Dexamethasone2
N =~15
Cohort C:
Non-Hodgkin's Lymphoma Monotherapy
N =~15
Status: Enrolling
R/R Multiple Myeloma Monotherapy
N =~30
R/R Multiple Myeloma Combo w/ Dexamethasone
N =~30
Mantle Cell Lymphoma
N=~20
Peripheral T-Cell Lymphoma
N=~20

Modeling suggests that alternative dosing regimens expected to increase therapeutic index by allowing time for adequate neutrophil maturation during the days off drug with limited impact on efficacy

1. 28-day cycle / dose limiting toxicity (DLT) window
2. Combination therapy cohorts will open once the selected CFT7455 dose level has been cleared for safety

Note: 6–12 patient food effect enrichment cohort also included during escalation, not pictured in the schema

C4 Therapeutics

© 2022 C4 Therapeutics, Inc. 24

Q&A Session